UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22584

Guggenheim Equal Weight Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code:  (312) 827-0100

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2015 – June 30, 2015

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Section 19(a) Notices

Guggenheim Equal Weight Enhanced Equity Income Fund’s (the “Fund”) reported amounts and sources of distributions are estimates and are not being provided for tax purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

June 30, 2015
	Total Cumulative Distribution				% Breakdown of the Total Cumulative
	For the Fiscal Year				Distributions for the Fiscal Year
	Net	Net				Net	Net
	Realized	Realized				Realized	Realized
Net	Short-Term	Long-Term		Total per	Net	Short-Term	Long-Term		Total Per
Investment	Capital	Capital	Return of	Common	Investment	Capital	Capital	Return of	Common
Income	Gains	Gains	Capital	Share	Income	Gains	Gains	Capital	Share
$0.0647	$0.0000	$0.8103	$0.0000	$0.8750	7.4%	0.0%	92.6%	0.0%	100.0%

If the Fund has distributed more than its income and net realized capital gains, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of a shareholder’s investment in the Fund is returned to the shareholder. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Section 19(a) notices for the Fund are available on the Fund’s website at guggenheiminvestments.com/geq.

Section 19(b) Disclosure

The Fund, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes a fixed amount per share, $0.437500 on a quarterly basis.

The fixed amounts distributed per share are subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus and its website, guggenheiminvestments.com/geq for a more complete description of its risks.

GUGGENHEIMINVESTMENTS.COM/GEQ

...YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM EQUAL
WEIGHT ENHANCED EQUITY INCOME FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/geq, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

June 30, 2015

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended June 30, 2015.

The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income.

For the six months ended June 30, 2015, the Fund provided a total return based on market price of -5.69% and a total return net of fees based on NAV of -1.24%. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. NAV performance data reflects fees and expenses of the Fund.

On June 30, 2015, the Fund’s closing market price of $18.42 per share represented a discount of 6.59% to its NAV of $19.72 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

In each quarter of the period, the Fund paid a distribution of $0.4375. The most recent distribution represents an annualized distribution rate of 9.50% based on the Fund’s closing market price of $18.42 as of June 30, 2015. Please see Note (d) on page 39 for more information on distributions for the period.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC serves as the Fund’s Options Strategy Sub-Adviser, responsible for the management of the Fund’s options strategy. Security Investors, LLC serves as the Equity Strategy Sub-Adviser, responsible for managing the underlying equity portfolio. Each of the Adviser and the two Sub-Advisers is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

The Fund seeks to achieve its investment objective primarily through a two-part strategy. Under normal circumstances, the Fund invests substantially all of its managed assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index in equal weight. In addition, the Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility.

In connection with the implementation of its strategy, the Fund uses leverage through a credit facility provided by a large multi-national financial institution. Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 51 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 5

June 30, 2015

share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy for the six months ended June 30, 2015, we encourage you to read the Questions & Answers section of the report, which begins on page 7.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/geq.

Sincerely,

Donald C. Cacciapaglia
President & Chief Executive Officer
Guggenheim Equal Weight Enhanced Equity Income Fund
July 31, 2015

6 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	June 30, 2015

Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned investment professionals. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is responsible for overall management of the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Options Strategy Sub-Adviser”) is the Fund’s investment sub-adviser responsible for the management of the Fund’s options strategy. The options strategy is managed by a team that includes Farhan Sharaff, Assistant Chief Investment Officer, Equities, Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Daniel Cheeseman, Portfolio Manager.

Security Investors, LLC (“Security Investors” or the “Equity Strategy Sub-Adviser”) is the sub-adviser responsible for managing the underlying equity portfolio. The team at Security Investors includes Ryan Harder, CFA, Portfolio Manager, and James R. King, CFA, Portfolio Manager. The Adviser, the Options Strategy Sub-Adviser and the Equity Strategy Sub-Adviser are all affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended June 30, 2015.

Please describe the Fund’s investment objective and strategy.
The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. The Fund seeks to achieve its investment objective primarily through a two-part strategy. Under normal circumstances, the Fund invests substantially all of its managed assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index (the “Index”) in equal weight. In addition, the Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility.

The Index has the same constituents as the S&P 500® Index (“S&P 500”), a capitalization-weighted index comprised of 500 common stocks, chosen by Standard & Poor’s Financial Services LLC on a statistical basis, but each company in the Index is assigned an equal weight rather than a weight based on its relative market capitalization. The Fund’s equity portfolio is rebalanced quarterly so that each stock in the Fund’s portfolio has the same target weighting. While the Fund generally expects to invest in substantially all of the stocks included in the Index, the Fund may also seek to obtain exposure through investments in other investment funds, other securities and/or financial instruments that are intended to correlate with or replicate the characteristics of exposure to stocks included in the Index or the Index generally.

The Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The Fund’s options strategy follows the Options Strategy Sub-Adviser’s proprietary dynamic rules-based methodology, GPIM’s “Portable Volatility Monetization Strategy” SM. The Options Strategy Sub-Adviser expects to implement the Fund’s options strategy by selling (i.e., writing) call options on securities indices, exchange-traded funds (“ETFs”) that track securities indices, baskets of securities and other instruments, which will include securities that are not held by the Fund. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities,

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2015

(ii) the holder of an index call option has the right to receive cash (instead of securities) upon exercise of the option in an amount equal to the amount by which the level of the index exceeds the exercise price and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. As this strategy involves uncovered option writing, it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund. When the Fund writes uncovered call options it will earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission. There can be no assurance that the Fund’s use of call options will be successful.

The Fund currently employs leverage through a credit facility provided by a large multi-national financial institution. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if leverage had not been used.

Please provide an overview of the economic and market environment during the six months ended June 30, 2015.
The U.S. economy rebounded in the second quarter of 2015 after a poor first quarter, with recent positive employment, retail sales, and housing data. Data from the Bureau of Labor Statistics showed a 280,000 increase in employment in May. Also in May, building permits rose 11.8%, better than the 3.5% decline forecast by economists. Among the most positive surprises was the return of the consumer, with the May retail sales report showing a 1.2% jump, which should contribute to a positive second-quarter GDP growth rate. Summer retail sales are a little bumpy so far, but the likelihood that the U.S. economy will suffer a recession in the next year or two appears now to be remote.

In Europe, the immediate risk of a Greek exit has lessened, although the solution is far from clear or concrete. Global markets calmed after a tentative deal on Greece, but China may pose a bigger problem. Following a dramatic equity market selloff, Chinese leaders have implemented an aggressive set of reforms and rescue operations to halt the slide. In the near term, these measures appear to have had success, but there is still significant downside risk in the equity market and the Chinese economy.

As for developments at the U.S. Federal Reserve (the “Fed”), we still expect the Fed to raise interest rates in September, which may cause further deterioration in prices. September is not a date set in stone, but the bottom line is that a rate hike is coming. It is worth noting that historical tightening cycles with slow and anticipated rate rises can actually result in significant risk asset rallies.

The combination of higher rate volatility, relative value opportunities, and strong U.S. economic data has allowed risk assets, including equities, high-yield bonds, and bank loans, to outperform less risky Treasuries and investment-grade corporate bonds through June 2015. Yet, despite the fact that risky assets are leading the pack in performance, tepid year-to-date returns of less than 3% across all risk assets including equities, preferreds, bank loans, and high-yield bonds, suggest that markets may be fully priced.

8 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2015

Before the mid-year, there was a high level of complacency in the market and it was evidenced by stocks trading around their highs and low dispersion among analysts’ year-end predictions, which indicated a worrying lack of uncertainty. In July, after the period end, the market has faced a rocky patch, with large swings triggered by global concerns. These concerns have not completely abated, and we could see additional turbulence ahead.

How did the Fund perform for the six months ended June 30, 2015?
For the six months ended June 30, 2015, the Fund provided a total return based on market price of -5.69% and a total return net of fees based on NAV of -1.24%. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. NAV performance data reflects fees and expenses of the Fund.

On June 30, 2015, the Fund’s closing market price of $18.42 per share represented a discount of 6.59% to its NAV of $19.72 per share. The closing price of the Fund’s shares as of December 31, 2014, was $20.42, which represented a discount of 2.06% to the NAV of $20.85. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

In each quarter of the period, the Fund paid a distribution of $0.4375. The most recent distribution represents an annualized distribution rate of 9.50% based on the Fund’s closing market price of $18.42 as of June 30, 2015. Please see Note (d) on page 39 for more information on distributions for the period.

Compared with the Fund’s six-month market price return of -5.69%, the S&P 500 Equal Weight Index returned 0.72% and the CBOE S&P BuyWrite Index (“BXM”) returned 3.67%.

What decisions had the greatest effect on the Fund’s performance?
The main driver of underperformance for the period was the weak return of the underlying index, the S&P 500 Equal Weight Index. The equal-weighted index returned 0.72%, compared with the 1.23% return of the capitalization-weighted S&P 500 Index. Such underperformance of the equal-weighted index typically reflects weakness across the capitalization range, not just in large cap stocks.

The Fund’s derivative use also detracted from return in two ways. First, the Fund sold calls on the NASDAQ 100 and Russell 2000 in the period, indices representing specific parts of the market and which rose more than the broad market. The calls limited the return the Fund received from the underlying holdings, and in some instances resulted in the Fund having to repurchase the calls at a price higher than the price at which they were sold. Also in derivative use, to manage risk, calls were on average sold slightly out of the money, generating lower premium income.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2015

In addition to a flat market, the Fund had to contend with low realized volatility, which was in part a function of generally declining implied volatility over the period. There were exceptions, such as at the beginning of the period and at the end of the period, when concern about U.S. growth or the potential for a Greek default caused the CBOE Volatility Index (“VIX”) to briefly spike above 17, its highest points for the period. Selling call options in a low-volatility environment is challenging for the strategy because low levels of implied volatility lead to low option premiums.

The low-volatility environment was in spite of the end of U.S. central bank quantitative easing, which had served as a major support for asset markets for the last few years. Prices of U.S. Treasury securities fell over the period, with the U.S. Government 10-year rate going from 2.17% at the end of the year to 2.35% at end of June, but interest rate volatility was held down by the attractiveness of U.S. yields relative to those in Europe and Asia. The orderly climb in rates in conjunction with the decline in rate volatility caused by excess liquidity appeared to hold down equity volatility.

Can you discuss the impact of leverage in the Fund?
Leverage detracted from performance for the period, as the broad equity market was flat and premium income was diminished in an unattractive environment for volatility. The Fund’s total return was below that of the cost of leverage for the fiscal half-year. Therefore, on a simple comparison, the use of leverage detracted from shareholder returns.

Leverage at the end of the period was about 21% of the Fund’s total assets, about the level of six months ago. The dynamic management of leverage helped lower the risk of the strategy over the period. We tend to have a higher level of leverage when we are more constructive on equity market returns in accordance with our macroeconomic outlook and when we believe volatility is most attractive. Our economic outlook remains positive as the U.S. expansion, while maturing, remains strong. The period leading up to Fed tightening historically has been good for equities. We have also maintained leverage at the high end of the range in anticipation of a more favorable volatility environment. The Fund’s strategy typically benefits from choppy, range-bound markets where uncertainty is present, causing call option premiums to rise.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Please see “Borrowings” under Note 8 on page 44 for more information on the Fund’s credit facility agreement.

10 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2015

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Chicago Board Options Exchange (CBOE) Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on the Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain securities of financial companies, including investment companies.

The Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P 500 Equal Weight Index has the same constituents as the S&P 500, but each company is assigned a fixed equal weight.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 11

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2015

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.

Please see guggenheiminvestments.com/geq for a detailed discussion about Fund risks and considerations.

12 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	June 30, 2015

Fund Statistics
Share Price				$18.42
Net Asset Value				$19.72
Discount to NAV				-6.59%
Net Assets ($000)				$173,037

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED JUNE 30, 2015
				Since
	Six Month	One	Three	Inception
	(non-annualized)	Year	Year	(10/27/11)
Guggenheim Equal Weight Enhanced
Equity Income Fund
NAV	-1.24%	-0.97%	9.93%	9.56%
Market	-5.69%	0.44%	9.24%	6.73%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	June 30, 2015

Portfolio Breakdown	% of Net Assets
Investments:
Consumer, Non-cyclical	25.8%
Financial	22.1%
Consumer, Cyclical	18.6%
Industrial	16.8%
Technology	11.8%
Energy	10.4%
Communications	9.3%
Utilities	7.4%
Basic Materials	5.6%
Diversified	0.3%
Short term investments	1.2%
Total Investments	129.3%
Options Written	-0.3%
Other Assets & Liabilities, net	-29.0%
Net Assets	100.0%

14 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	June 30, 2015

Portfolio composition and sector breakdown are subject to change daily. For more information, please visit guggenheiminvestments.com/geq. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the year ended December 31, 2014, 100% of the distributions were characterized as long-term gains. As of June 30, 2015, 0% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2015 will be reported to shareholders in January 2016.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited)	June 30, 2015

	Shares	Value
COMMON STOCKS† – 128.1%
Consumer, Non-cyclical – 25.8%
Cigna Corp.1	3,284	$532,008
ConAgra Foods, Inc.1	11,831	517,251
Tenet Healthcare Corp.*,1	8,701	503,614
HCA Holdings, Inc.*	5,468	496,057
Aetna, Inc.1	3,891	495,947
Universal Health Services, Inc. — Class B	3,462	491,950
Alexion Pharmaceuticals, Inc.*,1	2,667	482,113
Edwards Lifesciences Corp.*,1	3,375	480,701
McCormick & Company, Inc.1	5,858	474,205
Monster Beverage Corp.*,1	3,512	470,678
Celgene Corp.*,1	4,050	468,727
Biogen, Inc.*,1	1,160	468,570
Reynolds American, Inc.1	6,262	467,522
UnitedHealth Group, Inc.1	3,832	467,504
Regeneron Pharmaceuticals, Inc.*,1	916	467,279
Tyson Foods, Inc. — Class A1	10,841	462,152
Baxter International, Inc.1	6,605	461,888
Baxter International, Inc.*	5,842	221,411
Anthem, Inc.1	2,806	460,577
Brown-Forman Corp. — Class B1	4,593	460,127
Campbell Soup Co.1	9,648	459,727
Bristol-Myers Squibb Co.1	6,907	459,591
Altria Group, Inc.1	9,385	459,020
Express Scripts Holding Co.*,1	5,158	458,753
Mondelez International, Inc. — Class A1	11,141	458,341
Becton Dickinson and Co.1	3,231	457,652
Allergan plc*,1	1,508	457,618
General Mills, Inc.1	8,210	457,461
Kroger Co.1	6,293	456,305
Laboratory Corporation of America Holdings*,1	3,761	455,908
Kellogg Co.1	7,257	455,014
Abbott Laboratories1	9,264	454,676
Boston Scientific Corp.*,1	25,676	454,465
Danaher Corp.1	5,301	453,713
Hospira, Inc.*,1	5,110	453,308
Patterson Companies, Inc.1	9,317	453,272
Kraft Foods Group, Inc.1	5,323	453,200
Total System Services, Inc.1	10,838	452,703
AbbVie, Inc.1	6,724	451,786
Perrigo Company plc1	2,443	451,540

See notes to financial statements.

16 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) (continued)	June 30, 2015

	Shares	Value
COMMON STOCKS† – 128.1% (continued)
Consumer, Non-cyclical – 25.8% (continued)
CR Bard, Inc.1	2,644	$451,331
Henry Schein, Inc.*	3,172	450,805
Stryker Corp.1	4,713	450,421
Hormel Foods Corp.1	7,986	450,171
MasterCard, Inc. — Class A1	4,808	449,452
Estee Lauder Companies, Inc. — Class A1	5,183	449,159
PepsiCo, Inc.1	4,810	448,965
Coca-Cola Enterprises, Inc.1	10,329	448,692
Gilead Sciences, Inc.1	3,832	448,651
Mead Johnson Nutrition Co. — Class A1	4,967	448,123
Moody's Corp.1	4,148	447,818
Quest Diagnostics, Inc.1	6,173	447,666
Kimberly-Clark Corp.1	4,224	447,617
Vertex Pharmaceuticals, Inc.*	3,625	447,615
Procter & Gamble Co.1	5,717	447,298
Eli Lilly & Co.1	5,354	447,005
Dr Pepper Snapple Group, Inc.1	6,131	446,950
Clorox Co.1	4,296	446,870
Johnson & Johnson1	4,584	446,757
DENTSPLY International, Inc.1	8,652	446,011
Endo International plc*	5,598	445,881
Colgate-Palmolive Co.1	6,801	444,853
Equifax, Inc.1	4,575	444,187
Merck & Company, Inc.1	7,791	443,542
Amgen, Inc.1	2,888	443,366
Robert Half International, Inc.1	7,988	443,334
Cintas Corp.1	5,240	443,252
Varian Medical Systems, Inc.*,1	5,256	443,238
St. Jude Medical, Inc.1	6,065	443,170
Zoetis, Inc.	9,186	442,949
Coca-Cola Co.1	11,283	442,632
Avery Dennison Corp.1	7,261	442,485
Medtronic plc1	5,970	442,377
Pfizer, Inc.1	13,179	441,892
Philip Morris International, Inc.1	5,508	441,576
Intuitive Surgical, Inc.*,1	910	440,895
Sysco Corp.1	12,212	440,853
Whole Foods Market, Inc.1	11,168	440,466
DaVita HealthCare Partners, Inc.*,1	5,539	440,184
Hershey Co.1	4,952	439,886

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) (continued)	June 30, 2015

	Shares	Value
COMMON STOCKS† – 128.1% (continued)
Consumer, Non-cyclical – 25.8% (continued)
JM Smucker Co.1	4,051	$439,169
Zimmer Biomet Holdings, Inc.1	4,018	438,886
Quanta Services, Inc.*,1	15,160	436,911
McGraw Hill Financial, Inc.1	4,348	436,757
H&R Block, Inc.1	14,725	436,596
AmerisourceBergen Corp. — Class A1	4,093	435,250
Constellation Brands, Inc. — Class A1	3,741	434,031
Molson Coors Brewing Co. — Class B1	6,196	432,543
United Rentals, Inc.*	4,931	432,054
Automatic Data Processing, Inc.1	5,377	431,397
McKesson Corp.1	1,918	431,186
Mallinckrodt plc*,1	3,636	428,030
Western Union Co.1	21,000	426,930
Cardinal Health, Inc.1	5,073	424,356
Archer-Daniels-Midland Co.1	8,685	418,791
Mylan N.V.*,1	6,118	415,167
ADT Corp.1	12,292	412,642
Keurig Green Mountain, Inc.1	5,378	412,116
Humana, Inc.1	2,122	405,896
Baxalta, Inc.*,1	6,779	216,494
Total Consumer, Non-cyclical		44,627,931
Financial – 22.1%
People's United Financial, Inc.1	28,109	455,647
Capital One Financial Corp.1	5,149	452,957
MetLife, Inc.1	8,084	452,623
Assurant, Inc.1	6,747	452,049
Progressive Corp.1	16,236	451,847
American Tower REIT Corp. — Class A1	4,838	451,337
Torchmark Corp.1	7,748	451,090
American International Group, Inc.1	7,285	450,359
Host Hotels & Resorts REIT, Inc.1	22,634	448,832
Aflac, Inc.1	7,206	448,213
Zions Bancorporation1	14,112	447,844
Apartment Investment & Management REIT Co. — Class A1	12,126	447,813
JPMorgan Chase & Co.1	6,606	447,622
T. Rowe Price Group, Inc.1	5,756	447,415
CBRE Group, Inc. — Class A*,1	12,091	447,367
Hudson City Bancorp, Inc.1	45,268	447,248
Essex Property Trust REIT, Inc.1	2,103	446,888
M&T Bank Corp.1	3,575	446,625

See notes to financial statements.

18 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) (continued)	June 30, 2015

	Shares	Value

COMMON STOCKS† – 128.1% (continued)
Financial – 22.1% (continued)
XL Group plc — Class A1	12,001	$446,437
Plum Creek Timber Company REIT, Inc.1	10,999	446,229
Public Storage REIT1	2,415	445,254
Affiliated Managers Group, Inc.*,1	2,034	444,632
Northern Trust Corp.1	5,811	444,309
Hartford Financial Services Group, Inc.1	10,684	444,134
Wells Fargo & Co.1	7,897	444,127
Comerica, Inc.1	8,654	444,123
AvalonBay Communities REIT, Inc.1	2,774	443,479
SunTrust Banks, Inc.1	10,308	443,450
Fifth Third Bancorp1	21,297	443,404
Weyerhaeuser REIT Co.1	14,063	442,985
Huntington Bancshares, Inc.1	39,138	442,651
BB&T Corp.1	10,978	442,524
Prudential Financial, Inc.1	5,052	442,151
Equity Residential REIT1	6,301	442,141
Goldman Sachs Group, Inc.1	2,116	441,799
Cincinnati Financial Corp.1	8,802	441,684
Franklin Resources, Inc.1	9,008	441,662
Morgan Stanley1	11,383	441,547
Chubb Corp.1	4,641	441,545
Regions Financial Corp.1	42,615	441,491
BlackRock, Inc. — Class A1	1,276	441,470
Realty Income REIT Corp.	9,944	441,414
Charles Schwab Corp.1	13,515	441,264
Simon Property Group REIT, Inc.1	2,549	441,028
KeyCorp1	29,334	440,597
American Express Co.1	5,669	440,595
Aon plc1	4,410	439,589
Legg Mason, Inc.1	8,528	439,448
Principal Financial Group, Inc.1	8,567	439,401
E*TRADE Financial Corp.*,1	14,667	439,277
Equinix REIT, Inc.	1,729	439,166
Ameriprise Financial, Inc.1	3,513	438,879
Bank of America Corp.1	25,778	438,742
PNC Financial Services Group, Inc.1	4,581	438,173
Travelers Companies, Inc.1	4,533	438,160
Discover Financial Services1	7,598	437,797
Crown Castle International REIT Corp.	5,452	437,796
Ventas REIT, Inc.1	7,048	437,610

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) (continued)	June 30, 2015

	Shares	Value
COMMON STOCKS† – 128.1% (continued)
Financial – 22.1% (continued)
Berkshire Hathaway, Inc. — Class B*,1	3,214	$437,458
U.S. Bancorp1	10,069	436,995
Kimco Realty REIT Corp.1	19,375	436,713
Visa, Inc. — Class A1	6,503	436,676
Vornado Realty Trust REIT1	4,599	436,583
Unum Group1	12,212	436,579
Iron Mountain REIT, Inc.1	14,081	436,511
Alliance Data Systems Corp.*,1	1,495	436,450
Lincoln National Corp.1	7,365	436,155
Citigroup, Inc.1	7,895	436,120
Health Care REIT, Inc.1	6,634	435,389
ACE Ltd.1	4,274	434,580
Allstate Corp.1	6,692	434,110
Loews Corp.1	11,269	433,969
NASDAQ OMX Group, Inc.1	8,886	433,726
Bank of New York Mellon Corp.1	10,322	433,214
CME Group, Inc. — Class A1	4,651	432,822
Boston Properties REIT, Inc.1	3,575	432,718
Marsh & McLennan Companies, Inc.1	7,626	432,394
HCP REIT, Inc.1	11,846	432,024
General Growth Properties REIT, Inc.1	16,830	431,858
SL Green Realty REIT Corp.	3,923	431,098
State Street Corp.1	5,591	430,507
Genworth Financial, Inc. — Class A*,1	56,713	429,317
Invesco Ltd.1	11,423	428,248
Prologis REIT, Inc.1	11,475	425,723
Intercontinental Exchange, Inc.1	1,890	422,623
Navient Corp.1	23,205	422,563
Macerich REIT Co.1	5,559	414,701
Total Financial		38,293,764
Consumer, Cyclical – 18.6%
Lennar Corp. — Class A1	9,498	484,777
PulteGroup, Inc.1	23,397	471,450
Darden Restaurants, Inc.1	6,620	470,549
Carnival Corp.1	9,508	469,600
NIKE, Inc. — Class B1	4,345	469,347
Harley-Davidson, Inc.1	8,270	466,015
Hasbro, Inc.1	6,192	463,100
Target Corp.1	5,673	463,087

See notes to financial statements.

20 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) (continued)	June 30, 2015

	Shares	Value
COMMON STOCKS† – 128.1% (continued)
Consumer, Cyclical – 18.6% (continued)
Under Armour, Inc. — Class A*	5,546	$462,758
CVS Health Corp.1	4,411	462,626
Royal Caribbean Cruises Ltd.1	5,871	461,989
DR Horton, Inc.1	16,880	461,837
PVH Corp.1	3,999	460,684
Hanesbrands, Inc.	13,796	459,683
Starbucks Corp.1	8,567	459,320
L Brands, Inc.1	5,324	456,427
TJX Companies, Inc.1	6,897	456,374
VF Corp.1	6,516	454,426
Nordstrom, Inc.1	6,094	454,003
Home Depot, Inc.1	4,077	453,077
Fastenal Co.1	10,727	452,465
Family Dollar Stores, Inc.1	5,738	452,212
Dollar Tree, Inc.*,1	5,724	452,139
O'Reilly Automotive, Inc.*,1	2,000	451,960
Ross Stores, Inc.1	9,291	451,636
Mohawk Industries, Inc.*,1	2,365	451,479
McDonald's Corp.1	4,743	450,917
GameStop Corp. — Class A1	10,495	450,865
Dollar General Corp.1	5,795	450,503
AutoNation, Inc.*,1	7,153	450,496
Newell Rubbermaid, Inc.1	10,957	450,442
Kohl's Corp.1	7,194	450,417
Delta Air Lines, Inc.1	10,959	450,196
Tractor Supply Co.	4,999	449,610
The Gap, Inc.1	11,778	449,566
Tiffany & Co.1	4,896	449,453
Leggett & Platt, Inc.1	9,224	449,024
WW Grainger, Inc.1	1,893	447,978
Walgreens Boots Alliance, Inc.1	5,301	447,616
Chipotle Mexican Grill, Inc. — Class A*,1	739	447,088
Yum! Brands, Inc.1	4,948	445,716
Starwood Hotels & Resorts Worldwide, Inc.1	5,486	444,860
Harman International Industries, Inc.*,1	3,739	444,717
Bed Bath & Beyond, Inc.*,1	6,445	444,576
Ford Motor Co.1	29,604	444,356
Genuine Parts Co.1	4,963	444,337
Coach, Inc.1	12,838	444,323
Urban Outfitters, Inc.*,1	12,686	444,010

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) (continued)	June 30, 2015

	Shares	Value
COMMON STOCKS† – 128.1% (continued)
Consumer, Cyclical – 18.6% (continued)
Mattel, Inc.1	17,255	$443,281
PACCAR, Inc.1	6,935	442,522
American Airlines Group, Inc.	11,076	442,320
Wal-Mart Stores, Inc.1	6,225	441,539
Ralph Lauren Corp. — Class A1	3,333	441,156
AutoZone, Inc.*,1	661	440,821
Fossil Group, Inc.*,1	6,335	439,396
Costco Wholesale Corp.1	3,249	438,810
Delphi Automotive plc1	5,149	438,128
Marriott International, Inc. — Class A1	5,884	437,711
Lowe's Companies, Inc.1	6,531	437,381
Macy's, Inc.1	6,477	437,003
Wyndham Worldwide Corp.1	5,331	436,662
Wynn Resorts Ltd.1	4,386	432,767
Goodyear Tire & Rubber Co.1	14,318	431,688
Best Buy Company, Inc.1	13,183	429,898
Johnson Controls, Inc.1	8,612	426,552
Southwest Airlines Co.1	12,882	426,265
BorgWarner, Inc.1	7,452	423,572
Staples, Inc.1	27,610	422,709
General Motors Co.1	12,626	420,825
Whirlpool Corp.1	2,424	419,473
CarMax, Inc.*,1	6,188	409,707
Michael Kors Holdings Ltd.*	9,348	393,457
Total Consumer, Cyclical		32,177,729
Industrial – 16.8%
Pentair plc1	7,261	499,194
Deere & Co.1	4,871	472,731
Snap-on, Inc.1	2,874	457,685
Xylem, Inc.1	12,339	457,407
Sealed Air Corp.1	8,902	457,385
PerkinElmer, Inc.1	8,660	455,862
Amphenol Corp. — Class A1	7,815	453,036
AMETEK, Inc.1	8,233	451,004
Pall Corp.1	3,617	450,136
Thermo Fisher Scientific, Inc.1	3,468	450,008
General Dynamics Corp.1	3,174	449,724
Rockwell Automation, Inc.1	3,582	446,460
Stanley Black & Decker, Inc.1	4,242	446,428

See notes to financial statements.

22 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) (continued)	June 30, 2015

	Shares	Value
COMMON STOCKS† – 128.1% (continued)
Industrial – 16.8% (continued)
FLIR Systems, Inc.1	14,474	$446,089
Stericycle, Inc.*,1	3,319	444,447
Northrop Grumman Corp.1	2,799	444,005
Allegion plc1	7,379	443,773
J.B. Hunt Transport Services, Inc.	5,399	443,204
Harris Corp.1	5,762	443,155
Rockwell Collins, Inc.1	4,790	442,357
Garmin Ltd.1	10,066	442,199
Roper Technologies, Inc.1	2,564	442,187
Honeywell International, Inc.1	4,333	441,836
Illinois Tool Works, Inc.1	4,812	441,693
CH Robinson Worldwide, Inc.1	7,078	441,597
3M Co.1	2,853	440,218
Parker-Hannifin Corp.1	3,783	440,076
Lockheed Martin Corp.1	2,361	438,910
Ball Corp.1	6,253	438,648
L-3 Communications Holdings, Inc.1	3,868	438,554
Boeing Co.1	3,157	437,939
Textron, Inc.1	9,810	437,820
Flowserve Corp.1	8,309	437,552
General Electric Co.1	16,461	437,369
Republic Services, Inc. — Class A1	11,152	436,824
Kansas City Southern1	4,789	436,756
United Parcel Service, Inc. — Class B1	4,506	436,676
Agilent Technologies, Inc.1	11,317	436,610
Caterpillar, Inc.1	5,132	435,296
Ingersoll-Rand plc1	6,454	435,129
Fluor Corp.1	8,189	434,098
Precision Castparts Corp.1	2,169	433,518
Masco Corp.	16,247	433,307
Dover Corp.1	6,165	432,660
Expeditors International of Washington, Inc.1	9,374	432,188
Waters Corp.*,1	3,366	432,127
Martin Marietta Materials, Inc.1	3,049	431,464
Waste Management, Inc.1	9,308	431,426
Cummins, Inc.1	3,288	431,353
Tyco International plc1	11,193	430,707
Norfolk Southern Corp.1	4,917	429,549
Corning, Inc.1	21,729	428,713
MeadWestvaco Corp.1	9,081	428,532

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS (Unaudited) (continued)	June 30, 2015

	Shares	Value
COMMON STOCKS† – 128.1% (continued)
Industrial – 16.8% (continued)
Union Pacific Corp.1	4,486	$427,830
Vulcan Materials Co.1	5,072	425,693
Owens-Illinois, Inc.*,1	18,547	425,468
United Technologies Corp.1	3,834	425,306
Jacobs Engineering Group, Inc.*,1	10,459	424,845
Raytheon Co.1	4,434	424,245
CSX Corp.1	12,975	423,634
Eaton Corporation plc1	6,272	423,297
TE Connectivity Ltd.1	6,552	421,294
Joy Global, Inc.1	11,605	420,101
Ryder System, Inc.1	4,805	419,813
Emerson Electric Co.1	7,561	419,106
FedEx Corp.1	2,455	418,332
Masco Corp.*,1	2,247	54,330
Total Industrial		28,990,915
Technology – 11.8%
Electronic Arts, Inc.*,1	7,185	477,803
Fiserv, Inc.*,1	5,613	464,924
Cerner Corp.*,1	6,645	458,904
Adobe Systems, Inc.*,1	5,646	457,382
Accenture plc — Class A1	4,692	454,091
KLA-Tencor Corp.1	8,067	453,446
Microchip Technology, Inc.1	9,520	451,485
Lam Research Corp.1	5,535	450,272
Altera Corp.1	8,739	447,437
Skyworks Solutions, Inc.	4,296	447,214
Apple, Inc.1	3,545	444,632
Applied Materials, Inc.1	22,980	441,676
Fidelity National Information Services, Inc.1	7,127	440,449
Paychex, Inc.1	9,394	440,391
Citrix Systems, Inc.*,1	6,270	439,903
EMC Corp.1	16,656	439,551
International Business Machines Corp.1	2,700	439,182
CA, Inc.1	14,959	438,150
Texas Instruments, Inc.1	8,505	438,093
Intel Corp.1	14,395	437,824
Red Hat, Inc.*,1	5,766	437,812
Salesforce.com, Inc.*,1	6,282	437,416
Computer Sciences Corp.*,1	6,655	436,834

See notes to financial statements.

24 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) (continued)	June 30, 2015

	Shares	Value
COMMON STOCKS† – 128.1% (continued)
Technology – 11.8% (continued)
Analog Devices, Inc.1	6,804	$436,715
Linear Technology Corp.1	9,847	435,533
Intuit, Inc.1	4,305	433,815
Qorvo, Inc.*	5,399	433,378
Microsoft Corp.1	9,808	433,023
Cognizant Technology Solutions Corp. — Class A*,1	7,088	433,006
Teradata Corp.*,1	11,690	432,530
Pitney Bowes, Inc.1	20,739	431,579
Broadcom Corp. — Class A1	8,346	429,736
NVIDIA Corp.1	21,358	429,509
Xerox Corp.1	40,364	429,473
Akamai Technologies, Inc.*,1	6,139	428,625
Xilinx, Inc.1	9,665	426,806
Avago Technologies Ltd.1	3,210	426,705
Dun & Bradstreet Corp.1	3,492	426,024
NetApp, Inc.1	13,467	425,018
QUALCOMM, Inc.1	6,727	421,312
Autodesk, Inc.*,1	8,340	417,626
Hewlett-Packard Co.1	13,911	417,469
Oracle Corp.1	10,168	409,770
Seagate Technology plc1	8,419	399,903
SanDisk Corp.1	6,821	397,119
Western Digital Corp.1	4,847	380,102
Micron Technology, Inc.*,1	17,941	338,008
Total Technology		20,347,655
Energy – 10.4%
Williams Companies, Inc.1	9,595	550,657
Valero Energy Corp.1	7,661	479,579
Phillips 661	5,806	467,731
Marathon Petroleum Corp.1	8,835	462,159
ONEOK, Inc.1	11,611	458,402
Tesoro Corp.1	5,396	455,476
Marathon Oil Corp.1	17,020	451,711
Occidental Petroleum Corp.1	5,797	450,832
National Oilwell Varco, Inc.1	9,335	450,694
Apache Corp.1	7,749	446,575
Exxon Mobil Corp.1	5,366	446,451
Spectra Energy Corp.1	13,687	446,196
Hess Corp.1	6,664	445,688
Southwestern Energy Co.*,1	19,594	445,372

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS (Unaudited) (continued)	June 30, 2015

	Shares	Value
COMMON STOCKS† – 128.1% (continued)
Energy – 10.4% (continued)
Kinder Morgan, Inc.1	11,584	$444,710
Newfield Exploration Co.*,1	12,295	444,095
Cameron International Corp.*,1	8,427	441,322
EOG Resources, Inc.1	5,036	440,902
FMC Technologies, Inc.*,1	10,539	437,263
ConocoPhillips1	7,099	435,950
Chevron Corp.1	4,515	435,562
Equities Corp.1	5,346	434,844
Baker Hughes, Inc.1	7,031	433,813
Devon Energy Corp.1	7,287	433,504
Helmerich & Payne, Inc.1	6,134	431,956
Murphy Oil Corp.1	10,391	431,954
Schlumberger Ltd.1	5,001	431,036
Halliburton Co.1	9,913	426,953
Ensco plc — Class A1	19,153	426,537
Pioneer Natural Resources Co.1	3,055	423,698
Anadarko Petroleum Corp.1	5,424	423,397
Noble Corporation plc1	27,492	423,102
Range Resources Corp.1	8,533	421,360
Cimarex Energy Co.1	3,814	420,722
Cabot Oil & Gas Corp. — Class A1	13,339	420,712
First Solar, Inc.*,1	8,932	419,625
Noble Energy, Inc.1	9,723	414,978
Chesapeake Energy Corp.1	36,805	411,112
Transocean Ltd.1	25,372	408,997
Diamond Offshore Drilling, Inc.1	15,836	408,727
CONSOL Energy, Inc.1	17,849	388,037
Total Energy		17,972,391
Communications – 9.3%
TripAdvisor, Inc.*,1	5,925	516,306
TEGNA, Inc.	15,277	489,933
Facebook, Inc. — Class A*,1	5,530	474,280
Walt Disney Co.1	4,101	468,088
Comcast Corp. — Class A1	7,739	465,424
AT&T, Inc.1	13,012	462,186
Time Warner, Inc.1	5,242	458,203
Expedia, Inc.1	4,187	457,848
News Corp. — Class A*,1	31,299	456,652
Amazon.com, Inc.*,1	1,049	455,360

See notes to financial statements.

26 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) (continued)	June 30, 2015

	Shares	Value
COMMON STOCKS† – 128.1% (continued)
Communications – 9.3% (continued)
DIRECTV*,1	4,896	$454,300
eBay, Inc.*,1	7,512	452,523
Cablevision Systems Corp. — Class A1	18,833	450,862
Frontier Communications Corp.1	90,900	449,955
Time Warner Cable, Inc.1	2,522	449,345
Nielsen N.V.1	10,033	449,177
Twenty-First Century Fox, Inc. — Class A1	13,790	448,796
Motorola Solutions, Inc.1	7,821	448,456
Netflix, Inc.*,1	682	448,033
Verizon Communications, Inc.1	9,542	444,753
Priceline Group, Inc.*,1	384	442,126
VeriSign, Inc.*,1	7,162	442,039
Scripps Networks Interactive, Inc. — Class A1	6,762	442,032
Symantec Corp.1	18,984	441,378
Viacom, Inc. — Class B1	6,790	438,906
Yahoo!, Inc.*,1	11,126	437,140
Interpublic Group of Companies, Inc.1	22,566	434,847
Cisco Systems, Inc.1	15,798	433,813
Level 3 Communications, Inc.*,1	8,235	433,737
F5 Networks, Inc.*,1	3,602	433,501
Omnicom Group, Inc.1	6,219	432,158
CBS Corp. — Class B1	7,708	427,794
Juniper Networks, Inc.1	16,461	427,492
CenturyLink, Inc.1	13,847	406,825
Discovery Communications, Inc. — Class C*,1	9,211	286,278
Google, Inc. — Class A*,1	417	225,197
Google, Inc. — Class C*,1	419	218,095
Discovery Communications, Inc. — Class A*,1	5,262	175,014
Gannett Company, Inc.*,1	1	14
Total Communications		16,178,866
Utilities – 7.4%
Pepco Holdings, Inc.1	16,874	454,585
DTE Energy Co.1	6,086	454,259
SCANA Corp.1	8,960	453,824
Consolidated Edison, Inc.1	7,836	453,548
Dominion Resources, Inc.1	6,749	451,306
Pinnacle West Capital Corp.1	7,910	450,000
Ameren Corp.1	11,937	449,786
Entergy Corp.1	6,376	449,508
AES Corp.1	33,773	447,830

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS (Unaudited) (continued)	June 30, 2015

	Shares	Value
COMMON STOCKS† – 128.1% (continued)
Utilities – 7.4% (continued)
TECO Energy, Inc.1	25,330	$447,328
NiSource, Inc.1	9,810	447,239
Southern Co.1	10,659	446,612
Public Service Enterprise Group, Inc.1	11,357	446,103
CenterPoint Energy, Inc.1	23,409	445,473
NextEra Energy, Inc.1	4,543	445,350
CMS Energy Corp.1	13,963	444,582
WEC Energy Group, Inc.1	9,876	444,127
Eversource Energy1	9,780	444,110
Xcel Energy, Inc.1	13,788	443,698
American Electric Power Company, Inc.1	8,360	442,829
PPL Corp.1	14,954	440,695
PG&E Corp.1	8,974	440,623
Duke Energy Corp.1	6,216	438,974
AGL Resources, Inc.1	9,424	438,781
Edison International1	7,882	438,082
FirstEnergy Corp.1	13,391	435,877
Sempra Energy1	4,383	433,654
NRG Energy, Inc.1	18,646	426,620
Exelon Corp.1	13,300	417,886
Talen Energy Corp.*	0	6
Total Utilities		12,873,295
Basic Materials – 5.6%
Mosaic Co.1	10,123	474,262
Eastman Chemical Co.1	5,794	474,065
CF Industries Holdings, Inc.1	7,130	458,316
Airgas, Inc.1	4,282	452,950
Sigma-Aldrich Corp.1	3,241	451,634
LyondellBasell Industries N.V. — Class A1	4,324	447,620
Newmont Mining Corp.1	19,145	447,227
International Flavors & Fragrances, Inc.1	4,086	446,559
Ecolab, Inc.1	3,946	446,174
Dow Chemical Co.1	8,697	445,025
PPG Industries, Inc.1	3,866	443,508
Sherwin-Williams Co.1	1,605	441,407
Praxair, Inc.1	3,660	437,553
FMC Corp.1	8,189	430,332
Air Products & Chemicals, Inc.1	3,111	425,678
Freeport-McMoRan, Inc.1	22,759	423,773

See notes to financial statements.

28 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) (continued)	June 30, 2015

	Shares	Value
COMMON STOCKS† – 128.1% (continued)
Basic Materials – 5.6% (continued)
Monsanto Co.1	3,951	$421,137
International Paper Co.1	8,815	419,506
EI du Pont de Nemours & Co.1	6,523	417,146
Alcoa, Inc.1	37,385	416,843
Allegheny Technologies, Inc.1	13,609	410,992
Nucor Corp.1	9,279	408,926
EI du Pont de Nemours & Co.*	331	20,356
Total Basic Materials		9,660,989
Diversified – 0.3%
Leucadia National Corp.1	18,646	452,725
Total Common Stocks – 128.1%
(Cost $203,218,999)		221,576,260
SHORT TERM INVESTMENTS† – 1.2%
Dreyfus Treasury Prime Cash Management Institutional Shares1	2,124,301	2,124,301
Total Short Term Investments
(Cost $2,124,301)		2,124,301
Total Investments – 129.3%
(Cost $205,343,300)		$223,700,561

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS (Unaudited) (continued)	June 30, 2015

	Contracts	Value
OPTIONS WRITTEN*,† – (0.3)%
Call options on:
Basic Materials Select Sector SPDR Fund Expiring July 2015 with strike price of $51.00	1,126	$(7,882)
Consumer Discretionary Select Sector SPDR Expiring July 2015 with strike price of $79.00	732	(10,980)
S&P 500 Index Expiring July 2015 with strike price of $2,160	430	(21,500)
SPDR S&P MidCap 400 ETF Trust Expiring July 2015 with strike price of $280.00	405	(38,475)
Dow Jones Industrial Average Index Expiring July 2015 with strike price of $185.00	3,151	(42,539)
Russell 2000 Index Expiring July 2015 with strike price of $1,280.00	444	(335,220)
Total Call Options Written
(Premiums received $1,534,663)		(456,596)
Other Assets & Liabilities, net – (29.0)%		(50,207,289)
Total Net Assets – 100.0%		$173,036,676

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or a portion of these securities have been physically segregated in connection with borrowings. As of June 30, 2015, the total amount segregated was $187,134,084.

N.V.	Publicly Traded Company
plc	Public Limited Company
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s

See notes to financial statements.

30 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	June 30, 2015

ASSETS:
Investments, at value (cost $205,343,300)	$223,700,561
Receivables:
Investments sold	873,841
Dividends	183,848
Reclaims receivable	3,096
Other assets	377
Total assets	224,761,723
LIABILITIES:
Borrowings	49,500,000
Options written, at value (premiums received of $1,534,663)	456,596
Interest due on borrowings	52,464
Due to custodian	215,691
Payable for:
Investments purchased	1,041,218
Investment advisory fees	186,290
Fund accounting fees	11,025
Administration fees	4,959
Accrued expenses and other liabilities	256,804
Total liabilities	51,725,047
NET ASSETS	$173,036,676
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
8,774,050 shares issued and outstanding	$87,741
Additional paid-in capital	147,171,183
Accumulated net realized gain on investments and options	12,369,844
Net unrealized appreciation on investments and options	19,435,328
Distributions in excess of net investment income	(6,027,420)
NET ASSETS	$173,036,676
Net Asset Value	$19.72

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 31

STATEMENT OF OPERATIONS	June 30, 2015
For the Six Months Ended June 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $1,803)	$2,174,290
Total income	2,174,290
EXPENSES:
Advisory fees	1,114,812
Interest expense	244,515
Professional fees	56,932
Trustee fees and expenses*	42,204
Fund accounting fees	33,184
Custodian fees	30,684
Administrative fees	30,099
Printing expense	27,530
NYSE listing fees	11,765
Transfer agent fees	9,393
Insurance	4,896
Miscellaneous	799
Total expenses	1,606,813
Net investment income	567,477
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	14,817,476
Written Options	(2,374,963)
Net realized gain	12,442,513
Net change in unrealized appreciation (depreciation) on:
Investments	(15,720,640)
Written Options	494,307
Net change in unrealized appreciation (depreciation)	(15,226,333)
Net realized and unrealized loss	(2,783,820)
Net decrease in net assets resulting from operations	$(2,216,343)

*	Relates to Trustees not deemed “interested persons” within the meaning of section 2(a)(19) of the 1940 Act.

See notes to financial statements.

32 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	June 30, 2015

	For the
	Period Ended	For the
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$567,477	$1,080,681
Net realized gain on investments	12,442,513	16,942,040
Net change in unrealized depreciation on investments	(15,226,333)	(4,160,393)
Net increase (decrease) in net assets resulting from operations	(2,216,343)	13,862,328
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(7,675,578)	—
Capital gains	—	(15,347,712)
Total distributions	(7,675,578)	(15,347,712)
CAPITAL SHARE TRANSACTIONS
Reinvestment of dividends	77,952	—
Net increase from capital shares transactions	77,952	—
Net decrease in net assets	(9,813,969)	(1,485,384)
NET ASSETS:
Beginning of period	182,850,645	184,336,029
End of period	$173,036,676	$182,850,645
Undistributed (distributions in excess of) net investment
income at end of period	$(6,027,420)	$1,080,681

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 33

STATEMENT OF CASH FLOWS	June 30, 2015
For the Six Months Ended June 30, 2015 (Unaudited)

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(2,216,343)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation (depreciation) on investments	15,720,640
Net change in unrealized appreciation (depreciation) on written options	(494,307)
Net realized gain on investments	(14,817,476)
Net realized loss on written options	2,374,963
Purchase of long-term investments	(60,468,988)
Cost of written options closed	(16,930,318)
Premiums received on call options written	14,621,691
Proceeds from sale of long-term investments	70,690,183
Net purchases of short-term investments	(1,321,890)
Decrease in dividends receivable	111,287
Increase in receivable for investments sold	(873,841)
Decrease in other assets	3,655
Increase in tax reclaims receivable	(3,096)
Increase in investments purchased payable	1,041,218
Decrease in advisory fees payable	(8,730)
Increase in due to custodian	215,691
Decrease in administration fees payable	(215)
Increase in interest due on borrowings	2,721
Increase in fund accounting fees payable	2,978
Increase in accrued expenses and other liabilities	25,704
Net Cash Provided by Operating and Investing Activities	7,675,527
Cash Flows From Financing Activities:
Distributions to shareholders	(7,675,578)
Net Cash Used in Financing Activities	(7,675,578)
Net change in cash	(51)
Cash at Beginning of Period	$51
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information: Cash paid during the
period for interest	$241,794

See notes to financial statements.

34 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	June 30, 2015

	Period
	Ended		Year Ended	Year Ended	Period Ended		Period Ended
	June 30, 2015		December 30,	December 30,	December 30,		June 30,
	(Unaudited)		2014	2013	2012	*	2012 (a)
Per Share Data:
Net asset value, beginning of period	$20.85		$21.02	$19.07	$19.24		$19.10
Income from investment operations:
Net investment income(b)	0.06		0.12	0.07	0.12		0.09
Net gain (loss) on investments (realized and unrealized)	(0.31)		1.46	3.63	0.59		0.97
Total from investment operations	(0.25)		1.58	3.70	0.71		1.06
Common shares’ offering expenses charged to paid-in-capital	—		—	—	—		(0.04)
Less distributions from:
Net investment income	(0.88)		—	(0.05)	(0.11)		(0.42)
Capital gains	—		(1.75)	(0.64)	—		—
Return of capital	—		—	(1.06)	(0.77)		(0.46)
Total distributions to shareholders	(0.88)		(1.75)	(1.75)	(0.88)		(0.88)
Net asset value, end of period	$19.72		$20.85	$21.02	$19.07		$19.24
Market Value, end of period	$18.42		$20.42	$18.89	$17.73		$18.61
Total Return(c)
Net asset value	(1.24%)		7.87%	20.28%	3.69%		5.30%
Market value	(5.69%)		18.40%	17.12%	(0.35%)		(2.57%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$173,037		$182,851	$184,336	$167,217		$168,444
Ratio to average net assets of:
Net investment income, including interest expense	0.64	%(e)	0.59%	0.33%	1.25	%(e)	0.71%
Total expenses, including interest expense(g)	1.81	%(e)	1.71%	1.68%	1.78	%(e)	1.80%
Portfolio turnover rate(d)	27%		59%	154%	54%		31%

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS continued	June 30, 2015

	Period
	Ended	Year Ended	Year Ended	Period Ended		Period Ended
	June 30, 2015	December 30,	December 30,	December 30,		June 30,
	(Unaudited)	2014	2013	2012	*	2012	(a)
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$49,500	$49,500	$23,000	$32,000		$34,000
Asset Coverage per $1,000 of indebtedness(f)	$4,496	$4,694	$9,015	$6,226		$5,954

*	Fiscal year changed from June 30 to December 31.
(a)	Since commencement of operations: October 27, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year.
(e)	Annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
(g)	Excluding interest expense, the operating expense ratios would be:

June 30,	December 31,	December 31,	December 31,	June 30,
2015	2014	2013	2012*	2012(a)
1.54%(e)	1.49%	1.51%	1.54%(e)	1.59%

See notes to financial statements.

36 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	June 30, 2015

Note 1 – Organization:
Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) was organized as a Delaware statutory trust on July 11, 2011. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sale price.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2015

Exchange traded options are valued at the mean between the bid and ask prices on the principal exchange on which they are traded.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Eastern time. Investments in foreign securities may involve risks not present in domestic investments.

The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and the Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by Adviser, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including the amortization of premiums and accretion of discount, is accrued daily.

38 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2015

(c) Options
The Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The option strategy will include writing (i.e. selling) call options on securities indices, exchange-traded funds that track securities indices, baskets of securities and other instruments, which will include securities that are not held by the Fund.

(d) Distributions
The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund adopted a managed distribution policy (the “Distribution Policy”) effective with the January 31, 2014 distribution. Under the terms of the Distribution Policy, the Fund will pay a quarterly distribution in a fixed amount until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by capital gains and, to the extent necessary, return of capital.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides personnel, including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets plus any assets attributable to financial leverage).

The Fund and the Adviser have entered into a Sub-Advisory Agreement (the “Options Strategy Sub-Advisory Agreement”) with Guggenheim Partners Investment Management, LLC (“GPIM”). GPIM is responsible for the management of the Fund’s options strategy. Under the terms of the Options Strategy Sub-Advisory Agreement, the Adviser pays monthly to GPIM a fee at the annual rate of 0.50% of the Fund’s average daily managed assets.

The Fund and the Adviser have also entered into a Sub-Advisory Agreement (the “Equity Portfolio Sub-Advisory Agreement”) with Security Investors, LLC (“Security Investors”). Security Investors is responsible for the management of the Fund’s portfolio of equity securities. Under the terms of the Equity Portfolio Sub-Advisory Agreement, the Adviser pays monthly to Security Investors a fee at the annual rate of 0.15% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser, GPIM or Security Investors. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser, GPIM and Security Investors, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2015

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS acts as the Fund’s accounting agent. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 – quoted prices in active markets for identical assets or liabilities.

Level 2 – significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

40 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2015

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2015.

Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$221,576,260	$–	$–	$221,576,260
Short Term Investments	2,124,301	–	–	2,124,301
Total	$223,700,561	$–	$–	$223,700,561
Liabilities:
Call Options Written	$456,596	$–	$–	$456,596
Total	$456,596	$–	$–	$456,596

*	Refer to Portfolio of Investments for breakout by industry.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over treasuries, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

There were no transfers between levels for the period ended June 30, 2015.

Note 5 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments, excluding purchased and written options as of June 30, 2015, is as follows:

Cost of			Net Tax
Investments	Gross Tax	Gross Tax	Unrealized
for Tax	Unrealized	Unrealized	Appreciation
Purposes	Appreciation	Depreciation	on Investments
$ 206,267,162	$ 27,958,335	$ (10,524,936)	$ 17,433,399

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2015

The difference between book and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

The tax character of distributable earnings/ (accumulated losses) at December 31, 2014 (the most recent fiscal year end for federal income tax purposes), were as follows:

Undistributed	Undistributed	Net Unrealized
Ordinary	Long Term	Appreciation
Income	Capital Gain	(Depreciation)
$ 1,080,681	$ 957,893	$ 33,631,099

For the year ended December 31, 2014 (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets, was as follows:

Distributions paid from	2014
Long term capital gains	$ 15,347,712

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

Note 6 – Investments in Securities:
During the period ended June 30, 2015, the cost of purchases and proceeds from sales of investments, excluding written options with maturities of less than one year and short-term investments were $60,468,988 and $70,690,183, respectively.

Note 7 – Derivatives:
The Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. As this strategy involves uncovered option writing (i.e. writing options on securities not held in the Fund’s portfolio, on indices or on exchange traded funds comprised of such securities or that track such indices), it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specific exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire

42 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2015

unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the cost of the purchase (in the case of a put) or proceeds from the sale of the underlying security (in case of a call) in determining whether there has been a realized gain or loss.

As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation in the value of the relevant index over the exercise price in exchange for the premium. If, at or before expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option (the exercise settlement amount). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash (instead of securities) upon exercise of the option in an amount equal to the amount by which the level of the index exceeds the exercise price and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

There are various risks associated with the Fund’s call option writing strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of a covered index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the index decline. Similarly, as the writer of a covered call option on a security or basket of securities held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or securities covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

There are special risks associated with uncovered option writing, which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security or index decline, but bears unlimited risk of loss should the price of the underlying security or index increase above the exercise price.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2015

imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Transactions in written call option contracts for the period ended June 30, 2015, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	14,125	$1,546,769
Options written during the period	33,394	14,621,691
Options expired during the period	(17,847)	(2,021,482)
Options closed during the period	(23,384)	(12,612,315)
Options outstanding, end of the period	6,288	$1,534,663

Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities at June 30, 2015.

Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments:
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity risk			Options Written	$456,596
Total				$456,596

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the period ended June 30, 2015.

Effect of Derivative Instruments on the Statement of Operations:

		Net Change in
		Net Unrealized
	Amount of Net	Appreciation
	Realized Loss	(Depreciation)
	on Derivatives	on Derivatives
	Options	Options
Equity risk	$(2,374,963)	$494,307
Total	$(2,374,963)	$494,307

Note 8 – Leverage:

Borrowings On November 3, 2011, the Fund entered into a $50,000,000 credit facility agreement. The interest rate on the amount borrowed was based on the 1 month LIBOR plus 75 basis points. An unused fee of 10 basis points was charged on the difference between 60% of the amount available to borrow under the credit agreement and the actual amount borrowed. On March 3, 2015 the Fund terminated the credit facility fee. On March 3, 2015 the Fund entered into a $60,000,000 credit facility agreement with an approved lender. The interest rate on the amount borrowed is based on the 1 month LIBOR

44 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2015

plus 75 basis points. At June 30, 2015, there was $49,500,000 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the period ended June 30, 2015, was $49,500,000 with a related average interest rate of 0.93%. The maximum amount outstanding during the six months ended June 30, 2015 was $49,500,000. As of June 30, 2015, the market value of the securities segregated as collateral is $187,134,084.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

The credit facility agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 8,774,050 issued and outstanding.

Transactions in common shares were as follows:

	Period ended	Year ended
	June 30, 2015	December 31, 2014
Beginning shares	8,770,121	– 0 –
Shares issued through dividend reinvestment	3,929	– 0 –
Ending shares	8,774,050	– 0 –

At June 30, 2015, Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, owned 5,870 shares of the Fund.

Note 10 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 45

SUPPLEMENTAL INFORMATION (Unaudited)	June 30, 2015

Federal Income Tax Information

In January 2016, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2015.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on April 29, 2015. Common shareholders voted on the election of Trustees.

With regards to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Withheld
Jerry B. Farley	7,625,054	43,619	47,995
Roman Friedrich III	7,614,712	51,449	50,507
Ronald A. Nyberg	7,628,193	39,645	48,830

The other Trustees of the Fund whose terms did not expire in 2015 are Ronald C. Barnes, Robert B. Karn III, Donald C. Cacciapaglia, Donald A. Chubb, Maynard F. Oliverius and Ronald E. Toupin, Jr.

Trustees

The Trustees of the Guggenheim Equal Weight Enhanced Equity Income Fund and their principal occupations during the past five years:

		Term of		Number of
		Office**		Portfolios in
	Position(s)	and Length		Fund
Name, Address*,	Held	of Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	with Trust	Served	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2011	Current: Private Investor (2001-present).	91	Current: Trustee, Purpose Investments
(1951)					Funds (2014-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc.
(1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).
Donald A.	Trustee	Since 2014	Current: Business broker and manager of commercial real estate,	87	Current: Midland Care, Inc.
Chubb, Jr.			Griffith & Blair, Inc. (1997-present).		(2011-present).
(1946)

46 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2015

		Term of		Number of
		Office**		Portfolios in
	Position(s)	and Length		Fund
Name, Address*,	Held	of Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	with Trust	Served	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn University (1997-present).	87	Current: Westar Energy, Inc.(2004-present); CoreFirst Bank & Trust (2000-present).
(1946)

Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2011	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	87
Current: Zincore Metals, Inc. (2009-present).

Former: Mercator Minerals Ltd. (2013-2014); First Americas Gold Corp. (2012-2014); Blue Sky Uranium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III	Trustee and	Since 2011	Current: Consultant (1998-present).	87	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
(1942)	Chairman of
	the Audit		Former: Arthur Andersen (1965-1997) and Managing Partner,
	Committee		Financial and Economic Consulting, St. Louis office (1987-1997).
Ronald A. Nyberg	Trustee and	Since 2011	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	93	Current: Edward-Elmhurst Healthcare System (2012-present).
(1953)	Chairman of
	the Nominating		Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).
	and Governance
	Committee
Maynard F. Oliverius (1943)	Trustee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	87	Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013- present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 47

SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2015

		Term of		Number of
		Office**		Portfolios in
	Position(s)	and Length		Fund
Name, Address*,	Held	of Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	with Trust	Served	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald E. Toupin, Jr.	Trustee and Chairman of the Board	Since 2011	Current: Portfolio Consultant (2010-present).	90	Former: Bennett Group of Funds (2011-2013).

(1958)			Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc.(1982-1999).

Interested Trustee:
Donald C.	President,	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).	221	Current: Clear Spring Life Insurance Company (2015-present); GuggenheimPartners Japan, Ltd. (2014-present); Delaware Life (2013-present);Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).
Cacciapaglia***	Chief
(1951)	Executive
	Officer and
	Trustee		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves:

-Messrs. Karn, Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended December 31, 2016.

-Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended December 31, 2017.

-Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended December 31, 2018.

***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of his position with the Fund’s Investment Adviser and/or the parent of the Investment Adviser.

48 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2015

Officers

The Officers of the Guggenheim Equal Weight Enhanced Equity Income Fund, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*,	Held	and Length of
and Year of Birth	with Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Joseph M. Arruda	Assistant	Since 2014	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).
Treasurer
(1966)
Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).
President
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present).
Compliance
(1966)	Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2011	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).

James M.	Assistant	Since 2011	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
Howley	Treasurer
(1972)
Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 49

SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2015

	Position(s)	Term of Office
Name, Address*,	Held	and Length of
and Year of Birth	with Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Amy J. Lee (1961)	Chief Legal Officer	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).
Mark E. Mathiasen (1978)	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2011	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

50 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	June 30, 2015

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services, LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 51

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	June 30, 2015

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowners Services, LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

52 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND (GEQ)	June 30, 2015

Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) was organized as a Delaware statutory trust on July 11, 2011, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, GFS, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Options Strategy Sub-Adviser”), Security Investors, LLC (“Security Investors” or the “Equity Portfolio Sub-Adviser” and together with GPIM, the “Sub Advisers” and each, a “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.”) Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of: (i) GPIM, an indirect subsidiary of Guggenheim Partners, which serves as the Fund’s investment sub-adviser responsible for managing the Fund’s options strategy pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “GPIM Sub-Advisory Agreement”); and (ii) Security Investors, an affiliate of Guggenheim Partners, which serves as the Fund’s investment sub-adviser responsible for managing the Fund’s portfolio of equity securities pursuant to an investment sub-advisory agreement by and among the Fund, GFIA and Security Investors (the “Security Investors Sub Advisory Agreement” and together with the GPIM Sub-Advisory Agreement, the “Sub-Advisory Agreements” and each, a “Sub-Advisory Agreement”). (The Sub-Advisory Agreements and the Investment Advisory Agreement are referred to herein collectively as, the “Advisory Agreements.”) Under the supervision and oversight of GFIA and the Fund’s Board of Trustees (the “Board,” with the members of the Board referred to individually as the “Trustees”), Security Investors manages the equity portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund and places orders to purchase and sell securities on the Fund’s behalf, while GPIM implements the Fund’s options strategy and provides certain facilities and personnel related to such management.

Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 29, 2015 (the “April Meeting”) and on May 19, 2015 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND (GEQ) continued	June 30, 2015

(iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA, GPIM and Security Investors is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and also received by the full Board) throughout the year regarding performance and operating results of the Fund.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim. Guggenheim prepared a presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Independent Trustees. In addition, Guggenheim made a presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) staffing reports and biographies of those key personnel of the Adviser and Sub-Advisers providing services to the Fund; (ii) descriptions of various services performed by Guggenheim for the Fund, including the provision of a continuous investment program for the Fund, monitoring compliance with Fund investment strategies and statutory requirements, reviewing trading processes and conducting investment performance analyses; (iii) information regarding each firm’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by the Adviser and Sub-Advisers, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing gross revenues, expenses and earnings for Guggenheim by product line and with respect to the Fund, including a breakout of various expenses, a description of Guggenheim’s expense allocation methodology and information about the profitability of the Fund to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments, and certain information about Guggenheim’s insurance policies, business continuity plan, proxy voting procedures, trade allocation, shareholder communications and compliance monitoring, among other things.

The Committee considered the foregoing Contract Materials in the context of its substantial accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND (GEQ) continued	June 30, 2015

interests of the Fund to recommend that the Board approve the renewal of all of the Advisory Agreements for an additional 12-month term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Advisers. The Committee considered the Adviser’s responsibility to oversee the Sub Advisers and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser. The Committee took into account information provided by Guggenheim describing and illustrating the Adviser’s processes and activities for providing oversight of the Sub-Advisers’ investment strategies and compliance with investment restrictions, including analyses and monitoring of returns versus peer funds and relevant indices on both a market price and net asset value (“NAV”) basis, volatility, dividend yield, premium/discount and use of derivatives, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisers, data dissemination and relationship management. In addition, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Fund, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.

The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of additional staff to support the firm’s Chief Risk Officer, initiatives related to the risks associated with the investment process and risk at the enterprise level, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Fund), such as efforts to consolidate compliance manuals and align processes of the Fund with those of other Guggenheim Funds managed by GFIA or an affiliate. In connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund.

With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning Guggenheim

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Investments’ holding company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), including GFIA. (The Committee received the audited consolidated financial statements of GPIMH and audited financial statements of GFIA once available following the April Meeting.)

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Adviser’s quality of performance of its duties through Board meetings, discussions, and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Fund commenced investment operations on October 27, 2011. The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on an NAV and market price basis for the three-year and one-year periods ended December 31, 2014. The Committee compared the Fund’s performance to a peer group of closed-end funds determined by the Adviser (the “peer group of funds”) and the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that, among other things, under normal market conditions, are less than 80% covered with options, are less than 80% domestic, primarily write options on individual equities or are sector-oriented. Consequently, the peer group of funds included other closed-end funds that generally invest a majority of their assets in equity securities with a similar covered call strategy. The Committee considered that the peer group of funds is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting. In assessing the peer group constituents and both the comparative performance and fee data presented (including in the FUSE reports), the Committee considered Guggenheim’s statement that there are challenges associated with developing relevant peer groups for the Fund.

The Committee noted that the Fund’s investment results were consistent with the Fund’s investment objective of providing a high level of risk-adjusted total return with an emphasis on current income The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Advisers. In addition, the Committee considered the Fund’s structure and form of leverage, and among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2014, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2014. Based on the information provided, including with respect to the Adviser’s sub advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Advisers’ investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fees paid to the Sub-Advisers) and total net expense ratio to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds. The

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Committee noted that although the Fund’s advisory fee and total net expense ratio were above the median of its peer group of funds (83rd percentile and 100th percentile, respectively), none of the unaffiliated funds within the peer group of funds employ leverage. The Committee also considered Guggenheim’s view that when comparing the Fund’s advisory fees to the peer group on a total managed assets basis, as in the industry norm, the Fund’s annual advisory fees are competitive.

The Committee noted the Fund’s relatively small size as compared to other unaffiliated funds in the peer group of funds and the impact of the size differential on the expense ratio related to fixed expenses. The Committee also took into account Guggenheim’s view that because the Fund’s unaffiliated peer funds are managed by two asset management firms, with sizable closed-end fund assets under management, these asset management firms have been able to implement a unique fee pricing structure. The Committee also considered the complexity of the investment strategies employed by the Sub-Advisers.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2014, ending assets under management as of December 31, 2014, gross revenues received by Guggenheim Investments, expenses incurred in providing services to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2013. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees from the Fund for (i) providing certain administrative services pursuant to an administration agreement, and (ii) maintaining the books and records of the Fund’s securities and cash pursuant to a fund accounting agreement; and that other affiliates, GPIM and Security Investors, receive sub advisory fees for managing the investment portfolio. The Committee also noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered the Adviser’s view that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which do not continuously offer new shares. The Committee also noted the Adviser’s statement that a small number of large closed-end fund sponsors implement fund- and complex-level breakpoints. In addition, the Committee took into account the Adviser’s view that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become

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a smaller percentage of overall assets. The Committee also noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure, personnel and systems.

Sub-Advisory Agreements
Nature, Extent and Quality of Services Provided by the Sub-Advisers: With respect to the nature, extent and quality of services provided by the Sub-Advisers, the Committee considered the qualifications, experience and skills of the Sub-Advisers’ portfolio management and other key personnel and information from the Sub-Advisers describing the scope of their services to the Fund. With respect to Guggenheim’s resources and the Sub-Advisers’ ability to carry out their responsibilities under the Sub-Advisory Agreements, the Committee recalled the review of certain unaudited financial information concerning GPIMH by the Chief Financial Officer of Guggenheim Investments, as discussed above. (The Committee received the audited financial statements of GPIM once available following the May Meeting and, as noted, received the audited consolidated financial statements of GPIMH (including Security Investors) once available following the April Meeting.)

The Committee also considered the acceptability of the terms of each Sub-Advisory Agreement. In addition, the Committee considered the Sub-Advisers’ efforts in pursuing the Fund’s investment objective of providing high level of risk-adjusted total return with an emphasis on current income. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of each Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports during the year, the Committee concluded that each Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the applicable Sub-Advisory Agreement.

Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over different periods of time. The Committee observed that the Fund outperformed the median return of its peer group of funds on an NAV basis for the three-year and one-year periods ended December 31, 2014 (33rd percentile and 17th percentile, respectively). In addition, the Committee observed that the Fund’s performance on an NAV basis exceeded the return of the CBOE S&P 500 BuyWrite Index for the three-year and one-year periods ended December 31, 2014, while lagging the return of the S&P 500 Index over the same periods.

The Committee also took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies relative both to their market benchmarks as well as relative to peer groups of competitor strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha versus the Fund’s peers, and, in this regard, noted Guggenheim’s statement that the Fund’s risk levels have generally been lower than the peer group average.

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After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by Each SubAdviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to each of GPIM and Security Investors, noting that the fees are paid by GFIA and do not impact the fees paid by the Fund. The Committee also reviewed the dollar amount of sub-advisory fees paid to each of GPIM and Security Investors for the twelve months ended December 31, 2014. In addition, the Committee compared the sub-advisory fee paid by the Adviser to each Sub-Adviser to the fees charged by the Sub-Adviser to other clients, including other registered investment companies. The Committee noted the Sub-Adviser’s statement that while it manages separate accounts with lower investment advisory fees, the separate accounts are less complex to manage than are registered funds and that separate account fee rates vary greatly in light of the different services provided to separate accounts and the less burdensome regulatory obligations associated with such accounts.

Economies of Scale: The Committee recognized that, because the SubAdvisers’ fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement—Economies of Scale” above.)

Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional 12-month term. Thereafter, on May 20, 2015, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional 12-month term.

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FUND INFORMATION	June 30, 2015

Board of Trustees

Randall C. Barnes

Donald C. Cacciapaglia*

Donald A. Chubb, Jr.

Jerry B. Farley

Roman Friedrich III

Robert B. Karn III

Ronald A. Nyberg

Maynard F. Oliverius

Ronald E. Toupin, Jr.,
Chairperson

* Trustee is an “interested person” (as defined
in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Trust because of
his position as the President and CEO of the
Investment Adviser and Distributor.

Principal Executive Officers

Donald C. Cacciapaglia
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Options Strategy Investment
Sub-Adviser
Guggenheim Partners Investment
Managment, LLC
Santa Monica, CA

Equity Strategy Investment Sub-Adviser
Security Investors, LLC
New York, NY

Administrator and Accounting Agent
Rydex Fund Services, LLC
Rockville, MD

Custodian
The Bank of New York Mellon
New York, NY

Legal Counsel
Skadden, Arps, Slate, Meagher
& Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
McLean, VA

62 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION continued	June 30, 2015

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Equal Weight Enhanced Equity Income Fund?

●  If your shares are held in a Brokerage Account, contact your Broker.

●  If you have physical possession of your shares in certificate form, contact the Funds Transfer Agent:
    Computershare Shareowner Services LLC, P.O. Box 30170, Collage Station, TX 77842-3170; (866) 488-3559.

This report is sent to shareholders of Guggenheim Equal Weight Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866)274-2227, by visiting the Fund’s website at guggenheiminvestments.com/geq or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/geq. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby give in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 63

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(08/15)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GEQ-SAR-0615

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)  Not applicable.

(b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Equal Weight Enhanced Equity Income Fund

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           President and Chief Executive Officer

Date:           September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           President and Chief Executive Officer

Date:           September 3, 2015

By:              /s/ John L. Sullivan

Name:         John L. Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           September 3, 2015